                                   EXHIBIT 16

                  SCHEDULES FOR COMPUTATION OF PERFORMANCE DATA

                               THE COVENTRY GROUP
                               EXHIBIT 16
                               TOTAL RETURN
                               VARIABLE FUNDS
                               NO LOAD CALCULATIONS
                               ERNST ASIA FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    0.00%
-----------------------------

T = (ERV/P) - 1

WHERE:      T = TOTAL RETURN

            ERV =   ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

            P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION: ( 12/06/95 TO 03/31/97):
                    ( l,069.8/1000 TO THE (1/(     481 /365)POWER)-1)=    5.25%
   ONE YEAR         ( 03/31/96 TO 03/31/97):
                    (   974.3/1000 TO THE (1/(     365 /365)POWER)-1)=   -2.57%



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                               THE COVENTRY GROUP
                               EXHIBIT 16
                               TOTAL RETURN
                               VARIABLE FUNDS
                               NO LOAD CALCULATIONS
                               ERNST GLOBAL RESOURCES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    0.00%
-----------------------------

T = (ERV/P) - 1

WHERE:      T =     TOTAL RETURN

            ERV =   REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

            P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION: ( 12/11/95 TO 03/31/97):
                    ( l,040.0/1000 TO THE (1/(     476 /365)POWER)-1)=    3.05%
   ONE YEAR         ( 03/31/96 TO 03/31/97):
                    (   974.7/1000 TO THE (1/(     365 /365)POWER)-1)=   -2.53%


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                               THE COVENTRY GROUP
                               EXHIBIT 16
                               TOTAL RETURN
                               VARIABLE FUNDS
                               NO LOAD CALCULATIONS
                               ERNST GLOBAL ASSET ALLOCATION FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    0.00%
-----------------------------

T = (ERV/P) - 1

WHERE:      T =     TOTAL RETURN

            ERV =   ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

            P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION: ( 07/02/96 TO 03/31/97):
                    ( l,062.7/1000 TO THE (1/(     272 /365)POWER)-1)=   6.27% *


*  Not Annualized

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                               THE COVENTRY GROUP
                               EXHIBIT 16
                               TOTAL RETURN
                               VARIABLE FUNDS
                               LOAD CALCULATIONS
                               ERNST ASIA FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    4.25%
-----------------------------

T = (ERV/P) - 1

WHERE:      T =     TOTAL RETURN

            ERV =   ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

            P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION: ( 12/06/95 TO 03/31/97):
                    ( l,024.7/1000 TO THE (1/(     481 /365)POWER)-1)=    1.87%
   ONE YEAR         ( 03/31/96 TO 03/31/97):
                    (   932.7/1000 TO THE (1/(     365 /365)POWER)-1)=   -6.73%


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                               THE COVENTRY GROUP
                               EXHIBIT 16
                               TOTAL RETURN
                               VARIABLE FUNDS
                               LOAD CALCULATIONS
                               ERNST GLOBAL RESOURCES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    4.25%
-----------------------------

T = (ERV/P) - 1

WHERE:      T = TOTAL RETURN

            ERV =   ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

            P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION: ( 12/11/95 TO 03/31/97):
                    (   996.2/1000 TO THE (1/(     476 /365)POWER)-1)=   -0.29%
   ONE YEAR         ( 03/31/96 TO 03/31/97):
                    (   933.6/1000 TO THE (1/(     365 /365)POWER)-1)=   -6.64%

                               THE COVENTRY GROUP
                               EXHIBIT 16
                               TOTAL RETURN
                               VARIABLE FUNDS
                               LOAD CALCULATIONS
                               ERNST GLOBAL ASSET ALLOCATION FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:    5.50%
-----------------------------

T = (ERV/P) - 1

WHERE:      T =     TOTAL RETURN

            ERV =   ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

            P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

   SINCE INCEPTION: ( 07/02/96 TO 03/31/97):
                    ( l,004.4/1000 TO THE (1/(     272 /365)POWER)-1)=   0.44% *


*  Not Annualized